Exhibit 99.2/ Amended and Restated Option Agreement adopted May 17, 2006.

Principal Life Insurance Company Raleigh, NC 27612 1-800-999-4031 A member of the Principal Financial Group®	THE EXECUTIVE NON QUALIFIED “EXCESS” PLANSM

AMENDED AND RESTATED
ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by ProAssurance Group Services Corporation (the “Employer”) of the Executive Nonqualified Excess Plan (“Plan”).

W I T N E S S E T H:

WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

XX	(a)	The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.
	(b)	Employer.
	(c)	Other (specify):_______________________________________________.

2.7 Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.
	(b)	Service Bonus.
	(c)	Performance-Based Compensation earned in a period of 12 months or more.
	(d)	Commissions.
XX	(e)	Compensation received as an Independent Contractor reportable on Form 1099.
	(f)	Other:______________________________________________________.

2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferrals to such account at the time designated below:

	(a)	The last business day of each Plan Year.
	(b)	The last business day of each calendar quarter during the Plan Year.
	(c)	The last business day of each month during the Plan Year.
	(d)	The last business day of each payroll period during the Plan Year.
	(e)	Each pay day as reported by the Employer.
XX	(f)	Any business day on which Participant Deferrals are received by the Provider.
	(g)	Other:_______________________________________________________.

2.12 Effective Date:

	(a)	This is a newly-established Plan, and the Effective Date of the Plan is___________________ .
XX	(b)	This is an amendment and restatement of a plan named The Executive Nonqualified Excess Plan of ProAssurance Group with an effective date of January 1, 2005.
The Effective Date of this amended and restated Plan is January 1, 2005. This is restatement number 1.

2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

	(a)	Age ___.
(b)
The later of age ___or the ___ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

XX	(c)	Other: Age 55 and 5 Years of Service.

2.22 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.		EIN
ProAssurance Group Services Corporation	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	63-1285505

ProAssurance Corporation	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	63-1261433

The Medical Assurance Company, Inc.	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	63-0720042

Woodbrook Casualty Insurance Company, Inc.	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	55-0666866

IAO, Inc. dba Mutual Assurance Agency	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	63-0725911

Name of Employer	Address	Telephone No.		EIN
ProNational Insurance Company	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	38-2317569

Red Mountain Casualty Insurance Company, Inc.	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	36-3990058

NCRIC, Inc.	100 Brookwood Place, Suite 300 Birmingham, AL 35209	(205)	877-4400	52-1194407

2.24 Plan: The name of the Plan as applied to the Employer is The Executive Nonqualified Excess Plan of ProAssurance Group.

2.25 Plan Administrator: The Plan Administrator shall be:

	(a)	Committee.
XX	(b)	Employer.
	(c)	Other:_______________________________________________.

2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.35 Trust:

XX	(a)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.
	(b)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.
(c)
The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:
minimum deferral: $ __________or 1%
maximum deferral: $ __________or 75%

	(b)	Service Bonus:
maximum deferral: $ ________or________ %

	(c)	Performance-Based Compensation:
maximum deferral: $________ or________ %

XX	(d)	Other: 1099 Income:

minimum deferral $1,000 or ____________ %
maximum deferral: $250,000 or _________ %

	(e)	Participant deferrals not allowed.

4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

XX	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:
(i) An amount determined each Plan Year by the Employer
	XX	(ii) Other: See Attached Exhibit B.

	(b)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Particpant in an amount determined as follows:

(i) An amount determined each Plan Year by the Employer.
(ii) Other: _____________________________________________________.

	(c)	Other:________________________________________________________.

	(d)	Employer Credits not allowed.

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

	(a)	An amount to be determined by the Committee.
	(b)	Other:_______________________________________________.
XX	(c)	No additional benefits.

5.4 In-Service Distributions: In-service accounts are permitted under the Plan:

	(a)	Yes, with respect to:
Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:
Single lump sum payment.
Annual installment payments over no more than______years.

If applicable, amounts not vested at the specified time of distribution will be:
Forfeited
Distributed annually when vested
XX	(b)	No in-service distributions permitted.

5.5 Education Distributions: Education accounts are permitted under the Plan:

	(a)	Yes, with respect to:
Participant Deferral Credits only.
Employer Credits only.
Participant Deferral and Employer Credits.

Education distributions may be made in the following manner:
Single lump sum payment.
Annual installment payments over no more than______years.

If applicable, amounts not vested at the specified time of distribution will be:
Forfeited
Distributed annually when vested
XX	(b)	No education distributions permitted.

5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

XX	(a)	Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.
	(b)	Participants may not elect to have accounts distributed upon a Change in Control.

6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

1. Separation from Service other than Retirement (Retirement is defined by the Employer)
XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.
XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.
	(c)	Other:________________________________________________________________________.

2. Separation from Service due to Retirement
XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.
XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.
	(c)	Other:

3. Death
XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.
XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.
	(c)	Other:

4. Disability
XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.
XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.
	(c)	Other:

5. Change in Control
XX	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.
XX	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 10 years.
	(c)	Other:
	(d)	Not applicable.

6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant’s entire interest in the Plan and the amount of such payment does not exceed $ 10,000.

7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events: (Effective January 1, 2006)

	(a)	Normal Retirement Age.
	(b)	Death.
	(c)	Disability.
	(d)	Change in Control
	(e)	Other:______________________________________________________.
XX	(f)	Satisfaction of the vesting requirement specified below:

XX	Employer Discretionary Credits:

XX	(i) Immediate 100% vesting.

(ii) 100% vesting after ____Years of Service.

(iii) 100% vesting at age______.

	(iv)	Number of Years	Vested
		of Service	Percentage

Less than		1	______%
		1	______%
		2	______%
		3	______%
		4	______%
		5	______%
		6	______%
		7	______%
		8	______%
		9	______%
		10 or more	______%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

(1) First Day of Service.
(2) Effective Date of the Plan Participation.
(3) Each Crediting Date. Under this option (3), each Employer
Credit shall vest based on the Years of Service of a
Participant from the Crediting Date on which each Employer
Discretionary Credit is made to his or her Deferred
Compensation Account. Notwithstanding the vesting schedule
elected above, all Employer Discretionary Credits to the
Deferred Compensation Account shall be 100% vested upon the
following event(s):__________________________________________.

Employer Profit Sharing Credits:

(i) Immediate 100% vesting.

(ii) 100% vesting after ____Years of Service.

(iii) 100% vesting at age______.

(iv)	Number of Years	Vested
	of Service	Percentage

Less than	1	______%
	1	______%
	2	______%
	3	______%
	4	______%
	5	______%
	6	______%
	7	______%
	8	______%
	9	______%
	10 or more	______%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

(1) First Day of Service.
(2) Effective Date of the Plan Participation.
(3) Each Crediting Date. Under this option (3), each Employer
Credit shall vest based on the Years of Service of a
Participant from the Crediting Date on which each Employer
Credit is made to his or her Deferred
Compensation Account. Notwithstanding the vesting schedule
elected above, all Employer Credits to the
Deferred Compensation Account shall be 100% vested upon the
following event(s):__________________________________________.

XX	Other Employer Credits:

XX	(i) Immediate 100% vesting.

(ii) 100% vesting after ____Years of Service.

(iii) 100% vesting at age______.

	(iv)	Number of Years	Vested
		of Service	Percentage

Less than		1	______%
		1	______%
		2	______%
		3	______%
		4	______%
		5	______%
		6	______%
		7	______%
		8	______%
		9	______%
		10 or more	______%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

(1) First Day of Service.
(2) Effective Date of the Plan Participation.
(3) Each Crediting Date. Under this option (3), each Employer
Credit shall vest based on the Years of Service of a
Participant from the Crediting Date on which each Employer
Credit is made to his or her Deferred
Compensation Account. Notwithstanding the vesting schedule
elected above, all Employer Discretionary Credits to the
Deferred Compensation Account shall be 100% vested upon the
following event(s):__________________________________________.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 2.30, 6.1 10.1 and 17.8 of the Plan shall be amended to read as provided in attached Exhibit A and Section 4.2(a) of the Plan shall be amended to read as provided in attached Exhibit B.

________ There are no amendments to the Plan.

17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Alabama, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

ProAssurance Group Services Corporation Name of Employer

By:
Authorized Person
Date:

The Plan is adopted by the following Participating Employers:
ProAssurance Corporation Name of Employer

By:
Authorized Person
Date:

The Medical Assurance Company, Inc. Name of Employer

By:
Authorized Person
Date:

Woodbrook Casualty Insurance Company, Inc. Name of Employer
By:
Authorized Person
Date:

IAO, INc. dba Mutual Assurance Agency
Name of Employer

By:
Authorized Person
Date:

ProNational Insurance Company Name of Employer

By:
Authorized Person
Date:

Red Mountain Casualty Insurance Company, Inc.
Name of Employer

By:
Authorized Person
Date:

NCRIC, Inc.
Name of Employer
By:
Authorized Person
Date:

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Exhibit A

ProAssurance Group Executive Non-Qualified  “Excess” Plan

1. Plan Section 2.30 shall be amended and superseded to read as follows:

2.30 “Service” means employment by the Employer as an Employee. For purposes of the Plan, the employment relationship is treated as continuing intact while the Employee is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months (which may, in the discretion of the Committee, be extended to as much as twelve months), or if longer, so long as the Employee’s right to reemployment is provided by either statute or contract. If the Participant is an Independent Contractor, “Service” shall mean the period during which the contractual relationship exists between the Employer and the Participant. The contractual relationship is not terminated if the Participant anticipates a renewal of the contract or becomes an Employee.

2. Plan Section 17.8 shall be amended and superseded to read as follows:1

7.8 Merger or Consolidation; Assumption of Plan. Subject to Section 5.6, nothing herein shall prohibit the assumption of the obligations and liabilities of the Employer under the Plan by any successor entity.

3. Plan Section 10.1 shall be amended by adding the following at the conclusion thereof:

The contractual liability to pay all benefits under this Plan is the responsibility of ProAssurance Group Services Corporation notwithstanding that one or more Participants are or may have been employed by another Participating Employer.

4. Adoption Agreement Section 6.1 shall be amended by adding the following at the conclusion thereof:

Notwithstanding the foregoing, a Participant may elect a different distribution option with respect to each Plan Year’s Participant Deferral Credits and Employer Credits provided that such election is made prior to the beginning of the Plan Year.

Exhibit B

ProAssurance Group Executive Non-Qualified “Excess” Plan

Employer Matching Credits

Make Up Matching Credits. Effective on and after January 1, 2005, the Employer will "make up" any matching contributions lost by a Participant under the ProAssurance Group Savings and Retirement Plan (the "Savings Plan") as a result of such Participant having elected to make salary deferrals to this Plan. This will be accomplished as follows:

In the event that the Participant elects to make salary deferrals to this Plan during any calendar year and such deferrals result in the Participant not receiving Matching Contributions to the Savings Plan that he or she otherwise would have received in such calendar year, then, the Employer will make matching credits to the Deferred Compensation Account of such Participant. The amount of the matching credit will be equal to (a) the amount of Matching Contributions that would have been allocated to the Participant's account in the Savings Plan for such calendar year had salary deferrals not been made to this Plan during such year, less (b) the amount of Matching Contributions actually allocated to the Participant's account for such year. The determination of the amount of Matching Contributions shall be made in accordance with the terms of the Plan in effect for the year in question and by applying the limitation on compensation imposed by Section 401(a)(17) of the Code. Matching credits hereunder will be made as soon as possible after the close of the year to which they relate.

Additional Matching Credits. Effective on and after January 1, 2006, the Employer will make additional matching credits equal to 100% of a Participant's deferrals under this Plan, but not to exceed a matching credit of 10% of the Participant's Compensation which is in excess of the compensation limit imposed by Section 401(a)(17) of the Internal Revenue Code. For purposes hereof, "Compensation" means the total compensation of a Participant as reflected and reported on IRS Form W-2 that is actually paid to the Participant for personal services rendered during the Plan Year, adjusted as hereinafter provided. "Compensation" will be adjusted to include the amount of the Participant's deferrals under this Plan and any compensation which is not currently includible in the Participant's gross income by reason of the application of Sections 125, 132(f)(4), 402(a)(8), 402(h)(1)(B), or 403(b) of the Code.

The matching credits will be fully vested when made.

Exhibit C

ProAssurance Group Executive Non-Qualified "Excess" Plan

The Restated and Amended ProAssurance Group 2004 Deferred Compensation Plan (the "2004 Plan") has been merged into and with this Plan. The Deferred Compensation Account of each Key Employee participating in the 2004 Plan shall be subject to the provisions of this Plan; provided, however, that in no event will the date or time of the payment of a Key Employee's benefits under the 2004 Plan be accelerated even if the payment date provided in the 2004 Plan or in the Key Employee's Distribution Election under the 2004 Plan specifies a payment date or time which is not a permissible election under this Plan. Distribution of the Key Employee's benefits under this Plan which are attributable to amounts accrued under the 2004 Plan will be paid in accordance with the terms of the 2004 Plan or the terms of the Key Employee's Distribution Election under the 2004 Plan.